SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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PEMCO AVIATION GROUP, INC.

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Pemco Aviation Group, Inc.

1943 North 50th Street

Birmingham, Alabama 35212

April 26, 2004

To the stockholders of Pemco Aviation Group, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Pemco Aviation Group, Inc., a Delaware corporation (the “Company”), to be held at 9:00 a.m., local time, on Thursday, May 18, 2004, at the Company’s principal executive offices at 1943 North 50th Street, Birmingham, Alabama 35212. Notice of the Annual Meeting, a Proxy Statement and a form of Proxy accompany this letter. Also enclosed is the Company’s 2003 Annual Report on Form 10-K.

Information about the Annual Meeting and the various matters on which the stockholders will act is included in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. Please carefully consider the enclosed Proxy Statement and execute and return your Proxy so that the Company may be assured of the presence of a quorum at the Annual Meeting. A postage prepaid envelope is enclosed for your convenience in replying. The prompt return of your Proxy will be of great assistance in reducing the expense of subsequent mailings. If you attend the Annual Meeting, and so elect, you may withdraw your Proxy and vote in person.

Sincerely,

Ronald A. Aramini
President and Chief Executive Officer

Pemco Aviation Group, Inc.

1943 North 50th Street

Birmingham, Alabama 35212

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

To the stockholders of Pemco Aviation Group, Inc.:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Pemco Aviation Group, Inc. (the “Company”) will be held at 9:00 a.m., local time, on Thursday, May 18, 2004, at the Company’s principal executive offices at 1943 North 50th Street, Birmingham, Alabama 35212.

The Annual Meeting is being called for the following purposes:

1.	To elect nominees to the board of directors of the Company (the “Board”).

2.	To approve the Company’s Omnibus Incentive Plan (the “Plan”).

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on April 9, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

After careful consideration, the Board has determined that the election of the director nominees and the approval of the Plan are advisable and has directed that they be submitted to the Company’s stockholders for their approval. The Board unanimously recommends that you vote in favor of the election to the Board of each nominee named in the Proxy Statement and the approval of the Plan.

Accompanying this Notice of Annual Meeting is a Proxy. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All stockholders are cordially invited to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald A. Aramini
President and Chief Executive Officer

Birmingham, Alabama

April 26, 2004

Pemco Aviation Group, Inc.

1943 North 50th Street

Birmingham, Alabama 35212

PROXY STATEMENT

General

The board of directors (the “Board”) of Pemco Aviation Group, Inc. (the “Company”) is soliciting the enclosed Proxy for use at the annual meeting of stockholders to be held on May 18, 2004, at 9:00 a.m., local time, at the principal executive offices of the Company at 1943 North 50th Street, Birmingham, Alabama 35212 (the “Annual Meeting”). This Proxy Statement was first mailed to stockholders on or about April 26, 2004.

All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting in person. In any event, please complete, sign, date and return the Proxy in the enclosed envelope.

Voting

Stockholders of record at the close of business April 9, 2004 will be entitled to vote at the Annual Meeting. As of April 9, 2004, 4,045,402 shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”) were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, constitutes a quorum.

Once a quorum of the stockholders is established, the following votes are required to approve each item of business at the meeting:

•	Election of Directors: A plurality of the votes cast at the Annual Meeting (in person or by proxy) is required to approve the election of directors.

•	Other Items: The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve the other items of business (the approval of the Plan and any other business).

Shares represented by Proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum but not counted for any purpose in determining whether a proposal has been approved. Unless instructed to the contrary, the shares represented by the Proxies will be voted for the election of directors and the approval of the Plan.

Revocability of Proxies

A Proxy may be revoked by written notice to the Vice President - Legal and Corporate Affairs of the Company at any time prior to the voting of the Proxy, by executing a later-dated Proxy or by attending the Annual Meeting and voting in person. Unless instructed to the contrary, unrevoked Proxies will be voted for the election of the nominees to the Board and the approval of the Plan.

Solicitation

The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy is being borne by the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Board currently consists of seven directors that are divided into three classes, with staggered terms of office. The term of office of each class expires in successive years. The term for the Class I directors, Messrs. Aramini, Bowling and Yates, expires at this Annual Meeting. The term for the Class II directors, Messrs. Holdsworth and Richards, will expire in 2005. The term for the Class III directors, Messrs. Joyal and Tennenbaum, will expire in 2006. The Board is recommending the election of Ronald A. Aramini, Harold T. “Skip” Bowling and Ronald W. Yates as Class I directors. Each of the Class I directors elected at this Annual Meeting will serve a three-year term expiring at the 2007 Annual Meeting of Stockholders or until his respective successor is elected and qualified, or until his earlier resignation or removal.

Vote Required; Board Recommendation

The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect the three director nominees to the Board. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the nominees receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the Proxies will be voted for the election of each of the three nominees named below as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by the Proxies will be voted for another person or persons designated by the Board. In no event will the Proxies be voted for more than three nominees.

The Board unanimously recommends that you vote in favor of the election to the Board of each nominee named in this Proxy Statement.

Director Nominees and Current Directors

The names of the nominees and the directors who will continue to serve unexpired terms and certain information relating to them, including the business experience of each, follow.

Nominees

Ronald A. Aramini (age 58) was appointed as a member of the Board and became President and Chief Executive Officer of the Company in 2000. From 1996 to 1999, Mr. Aramini served as the Senior Vice President-Operations for America West Airlines, Inc. Prior to this position, he served as President and Chief Executive Officer of Allegheny Airlines from 1993 to 1996.

Harold T. “Skip” Bowling (age 69) was appointed to the Board in 1999 and as Vice Chairman of the Board in 2000. Mr. Bowling was an executive with Lockheed Martin for 43 years. From 1995 until his retirement in 1997, he served as President of Lockheed Martin Aeronautics International (military/commercial aircraft maintenance/modification business). Mr. Bowling received a B.S. in Aeronautical Engineering from the Georgia Institute of Technology and an M.B.A. from Georgia State University.

Ronald W. Yates (age 65) was appointed as a member of the Board in December 2001. General Yates is an independent consultant to the aerospace industry. General Yates retired as a four star General from the Air Force in 1995, after 35 years of service, the last three of which were spent commanding the day-to-day operations of the Air Force Material Command. General Yates is a member of the Board of Visitors of the National Defense University and a member of the Board of Directors of the U.S. Air Force Academy’s Association of Graduates. He is a graduate of the U.S. Air Force Academy and received a Masters Degree in Systems Management from the University of Southern California.

Directors Whose Terms Expire in 2005

Mark K. Holdsworth (age 38) was appointed as a member of the Board in 1999. He has been a Managing Partner and founder of TCP, a private investment firm, since 1999. Prior to founding TCP, from 1996 to 1999, Mr. Holdsworth served as founding Principal of Tennenbaum & Co., LLC. Mr. Holdsworth served as Vice President, Corporate Finance of US Bancorp Libra, a high yield debt securities investment banking boutique, from 1994 to 1996. Mr. Holdsworth is currently a director of Anacomp, Inc., a publicly-traded provider of information outsourcing and imaging and print solutions. He received a B.S. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology and an M.B.A. from Harvard University.

Thomas C. Richards (age 74) was appointed as a member of the Board in 1995. General Richards was President of the National Security Industrial Association of Washington, D.C., a nonprofit corporation, from 1995 until 1997. General Richards has served as a consultant to Cubic Defense Systems of San Diego, California and Mantech International of Fairfax, Virginia, companies involved in the aviation and defense industry, since 1994. He was appointed by the President as the Administrator of the Federal Aviation Administration from 1991 to 1992, after having served on the Aviation Security and Terrorism Commission, which was formed by the President to review the Pan Am 103 accident. General Richards retired as a four star General from the U.S. Air Force in 1989 after 33 years of service, the last three of which were spent commanding the day-to-day operations of the U.S. European Command. General Richards currently serves on the advisory board of the Falcon Foundation. He received a B.A. from the Virginia Institute of Technology and an M.A. in Communications from Pennsylvania State University and attended the Army War College.

Directors Whose Terms Expire in 2006

Robert E. Joyal (age 59) was appointed to the Board in 2003. Mr. Joyal was the President of David L. Babson & Company, Inc. (“Babson”), an investment management firm, a position that he held from 2001 until his retirement in June 2003. Mr. Joyal served as Managing Director of Babson from 2000 to 2001. He also served as Executive Director (1997-1999) and Vice President and Managing Director (1987-1997) of the Massachusetts Mutual Life Insurance Company. Mr. Joyal is a trustee of each of MassMutual Corporate Investors and MassMutual Participation Investors and a director of MassMutual Institutional Fund and the MM Series Investment Fund. Mr. Joyal is also a director of Antares Capital Corporation and First Israel Mezzanine Investors.

Michael E. Tennenbaum (age 68) was appointed Chairman of the Board in 1999. Mr. Tennenbaum has been the managing member of Tennenbaum & Co., LLC, a private investment firm, since its inception in June 1996 and is the Senior Managing Partner of TCP. Mr. Tennenbaum currently serves as the Vice Chairman of Party City Corporation, a publicly-traded retailer of party goods and supplies, as Chairman of the Board of Anacomp, Inc., a publicly-traded provider of information outsourcing and imaging and print solutions, and on the Board of Directors of several privately held companies. From February 1993 until June 1996, Mr. Tennenbaum was a Senior Managing Director of Bear, Stearns & Co., Inc., an investment bank, and also held the position of Vice Chairman, Investment Banking. Mr. Tennenbaum received a B.S. from the Georgia Institute of Technology in Industrial Engineering and an M.B.A., with honors, from Harvard University.

Director Independence

The Board has affirmatively determined that Messrs. Bowling, Yates, Holdsworth, Richards, Joyal and Tennenbaum are independent under The NASDAQ Stock Market, Inc. Marketplace Rules.

Information Concerning the Board and Certain Committees Thereof

The Board. The Board held four meetings during 2003. All incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees of the Board on which such directors served.

Audit Committee. The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee, which currently consists of Messrs. Bowling, Joyal, Richards and Yates, met eleven times during 2003. The Board has determined that Mr. Joyal is an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the Securities and Exchange Commission (the “SEC”). All of the members of the Audit Committee are “independent directors” as defined in The NASDAQ Stock Market, Inc. Marketplace Rules.

The Audit Committee operates under a written charter adopted by the Board on April 21, 2004, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee reviews the annual audits by the Company’s independent public accountants, reviews and evaluates internal accounting controls, recommends the selection of the Company’s independent public accountants, reviews and passes upon (or ratifies) related party transactions and conducts such reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between, the Company and its independent public accountants. See “AUDIT COMMITTEE REPORT.”

Compensation Committee. The Compensation Committee, which currently consists of Messrs. Richards and Bowling, met five times during 2003. The Compensation Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of stock, stock options and stock appreciation rights under the Company’s Nonqualified Stock Option Plan. See “COMPENSATION COMMITTEE REPORT.”

Executive Committee. The Executive Committee, which currently consists of Mr. Tennenbaum and Mr. Bowling, met once during 2003. The primary function of the Executive Committee is director-level review and approval of non-routine matters of significance during the periods between scheduled meetings of the Board.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which currently consists of Messrs. Bowling and Richards, met once in 2003. All of the members of the Nominating and Corporate Governance Committee are “independent directors” as defined in The NASDAQ Stock Market, Inc. Marketplace Rules.

Among other things, the Nominating and Corporate Governance Committee recommends individuals for election to the Board, develops guidelines for Board compensation and reviews and administers the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee met in April 2004 to nominate the current Board nominees for Class I directors as described in this Proxy Statement.

Director Nomination Process

Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board. Stockholders wishing to submit nominations must notify us of their intent to do so on or before the date on which stockholder proposals to be included in the proxy statement for the stockholder meeting must be received by us as set forth under “DEADLINE FOR STOCKHOLDER PROPOSALS.”

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order for it to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the need of the Company and the composition of the Board. The Nominating and Corporate Governance Committee, however, has established certain criteria it considers as guidelines in determining nominations to the Company’s Board. The criteria include, among other criteria the Nominating and Corporate Governance Committee may deem appropriate: (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, (iii) experience in the Company’s industry and with relevant social policy concerns, (iv) experience as a board member of another publicly held company, (v) academic expertise in an area of the Company’s operations and (vi) practical and mature business judgment, including ability to make independent analytical inquiries.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated. As to new candidates, the Nominating and Corporate Governance Committee generally polls the Board members and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates may be interviewed by the independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to the Board. Recommendations received by stockholders will be processed and are subject to the same criteria as are other candidates recommended to the Nominating and Corporate Governance Committee. Historically, the Nominating and Corporate Governance Committee has not relied on third-party search firms to identify Board candidates. The Nominating and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholder Communications with the Board of Directors

The Board has adopted the following procedures for stockholders to send communications to the Board or individual directors of the Company:

Stockholders seeking to communicate with the Board should submit their written comments to the Vice President – Legal and Corporate Affairs of the Company, Pemco Aviation Group, Inc., 1943 North 50th Street, Birmingham, Alabama 35212. The Vice President – Legal and Corporate Affairs of the Company will forward all substantive, responsible communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the Chairman of the Board.

Board Attendance at Annual Meetings

The Company encourages all directors and director nominees to attend the Annual Meeting. All of the Company’s directors attended last year’s Annual Meeting.

Code of Ethics

The Company has established a Code of Ethics & Business Conduct (the “Code of Ethics”) that applies to its officers (including its chief executive officer, chief financial officer and controller), directors and employees. The Code of Ethics contains general guidelines for conducting the Company’s business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K promulgated by the SEC.

Corporate Governance Documents

The Company’s corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and Code of Ethics, are available, free of charge, on its website at www.pemcoaviationgroup.com under the heading “Corporate Governance.” The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Compensation of the Company’s Directors

The Company currently has an arrangement whereby each outside director earns an annual retainer of $28,000 plus $2,000 for each committee on which he serves as Chairman, and $1,000 plus expenses for attendance at each meeting of the Board and related activities. The directors also earn $1,000 plus expenses in connection with attendance at each meeting of a committee of the Board, except when a committee meets in conjunction with a full Board meeting. Pursuant to the Company’s Nonqualified Stock Option Plan, outside directors each receive an annual grant of options for 20,000 shares of Common Stock on the same date on which the Compensation Committee makes its annual grant of options to the Company’s officers and other key employees. The exercise price of the options granted to outside directors is the fair market value of the Common Stock on the date of the grant.

The Company currently has an arrangement whereby non-employee directors are compensated for special project work for Company-related activities that are outside of their normal duties as directors and members of committees of the Board. The arrangement provides for compensation at the rate of $2,000 per eight-hour day. During 2003, the Company paid the following amounts to non-employee directors for such special assignments: Michael E. Tennenbaum - $23,000, Harold T. “Skip” Bowling - $30,000, Mark K. Holdsworth - $29,000, Thomas C. Richards - $35,000 and Ronald W. Yates - $28,000.

The Company has a three-year retirement benefit for its directors payable after they retire or otherwise terminate their service as a director of the Company. Directors retiring from the Company are entitled to benefits as follows:

Retirement Benefit Payable	Under Five Years of Service	Five or More Years of Service
1st Year	$4,500	$9,000
2nd Year	3,000	6,000
3rd Year	1,500	3,000

Upon retirement, this annual benefit is paid to former directors on a quarterly basis for the three-year term of the benefit.

Compensation Committee Interlocks and Insider Participation

Currently, the Compensation Committee consists of Messrs. Richards and Bowling. There were no insider participations nor Compensation Committee interlocks among the members of the Company’s Compensation Committee during 2003.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Management

The following table sets forth certain information with respect to each of the executive officers of the Company as of April 9, 2004.

Name	Age	Position
Ronald A. Aramini	58	President, Chief Executive Officer and Director
John R. Lee	57	Senior Vice President and Chief Financial Officer
Doris K. Sewell	45	Vice President – Legal and Corporate Affairs
Eric L. Wildhagen	49	Vice President – Engineering and Product Support
Hal P. Chrisman	43	Senior Vice President – Corporate Development

Ronald A. Aramini was appointed as a member of the Board and became President and Chief Executive Officer of the Company in 2000. From 1996 to 1999, Mr. Aramini served as the Senior Vice President-Operations for America West Airlines, Inc. Prior to this position, he served as President and Chief Executive Officer of Allegheny Airlines from 1993 to 1996.

John R. Lee has served as Senior Vice President and Chief Financial Officer since 2000. From 1987 through 2000, Mr. Lee served as Vice President, Finance of Teledyne Brown Engineering, a division of Teledyne Technologies, Inc., a conglomerate of high technology businesses.

Doris K. Sewell has served as Vice President - Legal and Corporate Affairs of the Company since 2000. From 1995 to 2000, Ms. Sewell served as Vice President, Corporate Counsel for Just For Feet, Inc. From 1990 to 1995, Ms. Sewell served as In-House Counsel for Bruno’s Inc.

Eric L. Wildhagen has served as Vice President - Engineering and Product Support since February 2001. From 2000 to 2001, Mr. Wildhagen served as Group Head - Mechanical Engineering, Gulfstream Corporation. From 1988 to 2000, Mr. Wildhagen served as Manager of Engineering for BAE Systems Corporation, an aircraft modification company.

Hal P. Chrisman has served as Senior Vice President – Corporate Development since June of 2003. From 2001 to 2003, Mr. Chrisman served as President of Cirrus Advisors, Inc. From 2000 to 2001, Mr. Chrisman served as Senior Vice President of Marketing for Aerospan.com. From 1999-2000, Mr. Chrisman served as Director, Aerospace and Defense Solutions for Oracle Corporation.

Executive Compensation

Summary of Compensation

The following table sets forth a summary of the compensation paid or accrued during each of the last three fiscal years with regard to (i) the Company’s Chief Executive Officer and (ii) the four other highest paid officers of the Company who served as executive officers during 2003 and whose total salary and bonus exceeded $100,000 during 2003 (collectively the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position							Long-Term Compensation	All Other Compensation ($)
	Annual Compensation						Awards Securities Underlying Options (#)
	Year	Salary ($)			Bonus ($)
Ronald A. Aramini President and Chief Executive Officer	2003 2002 2001	$ $ $	323,833 300,040 275,210		$ $ $	300,000 275,000 250,016	70,000 50,000 20,000	$ $ $	64,397 44,655 24,000	(1)

John R. Lee Senior Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	200,727 189,202 181,038		$ $ $	95,628 90,128 59,808	16,000 16,000 11,000	$ $ $	110,187 45,496 55,675	(2)

Doris K. Sewell Vice President – Legal and Corporate Affairs	2003 2002 2001	$ $ $	164,904 151,242 142,545		$ $ $	80,448 58,805 41,272	14,000 12,000 10,000		N/A N/A N/A

Eric L. Wildhagen Vice President – Engineering and Product Support	2003 2002 2001	$ $ $	128,584 122,382 97,705		$ $	35,725 31,850 -0-	6,600 5,600 6,000		N/A N/A N/A

Hal P. Chrisman Senior Vice President – Corporate Development	2003		$98,456	(3)		-0-	10,000		$35,159	(4)

(1)	Reflects $40,000 in housing allowances and $22,742 in auto allowance provided by the Company. In addition, $1,655 of premiums were paid on a life insurance policy for Mr. Aramini’s benefit.
(2)	Reflects expense paid in connection with Mr. Lee’s relocation and temporary living for such executive. The relocation and temporary living expense for Mr. Lee is not expected to continue in 2004.
(3)	Mr. Chrisman’s annual salary is $175,000.
(4)	Reflects expenses paid in connection with Mr. Chrisman’s relocation.

Option Grants

The following table sets forth certain summary information concerning individual grants of stock options made during 2003 to the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted To Employees In Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term((2)
					5%	10%
Ronald A. Aramini	30,000	10.98%	$24.53	2/27/2013	$462,804	$1,172,835

Ronald A. Aramini	40,000	14.65%	$22.95	5/13/2013	$577,325	$1,463,056

John R. Lee	16,000	5.86%	$24.53	2/27/2013	$246,829	$625,512

Doris K. Sewell	14,000	5.13%	$24.53	2/27/2013	$215,975	$547,323

Eric L. Wildhagen	6,000	3.66%	$24.53	2/27/2013	$92,561	$234,567

Hal Chrisman	10,000	2.20%	$22.36	6/9/2013	$140,621	$356,361

(1)	These options were granted pursuant to the Company’s Nonqualified Stock Option Plan.
(2)	These amounts represent assumed rates of appreciation in the price of the Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of the Common Stock and overall stock market conditions. There is no representation that the rates of appreciation reflected in this table will be achieved.

Options Exercised

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during 2003 and the number of options and value of unexercised options held by such persons at December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable(1)
Ronald A. Aramini	0	N/A	157,500/82,500	$2,765,975/$1,951,825

John R. Lee	0	N/A	55,000/18,000	$980,498/$479,293

Doris K. Sewell	0	N/A	25,000/10,000	$303,730/$272,520

Eric L. Wildhagen	0	N/A	10,200/4,400	$101,571/$131,481

Hal Chrisman	0	N/A	0/10,000	$0/$121,400

(1)	Based on $34.50 per share, the closing price reported by NASDAQ for the Company’s Common Stock on December 31, 2003.

Equity Compensation Plan Information

The following table summarizes the securities that have been authorized for issuance under the Company’s sole equity compensation plan, the Nonqualified Stock Option Plan, as of December 31, 2003.

Plan Category	Number of Shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Shares remaining available for future issuance under equity compensation plans (excluding Shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	931,795	$15.69	628,253

Equity compensation plans not approved by security holders	-0-	N/A	N/A

Total	931,795	$15.69	628,253

Pension Plans

The executive officers of the Company are eligible to participate in the pension plan of Pemco Aeroplex, Inc., a wholly-owned subsidiary of the Company (the “Pension Plan”). The following table sets forth the annual retirement benefits payable under the Pension Plan upon retirement at age 65 assuming (i) an employee’s average annual compensation for the five-year period preceding retirement and (ii) actual retirement on January 1, 2004.

PENSION PLAN TABLE(1)

Remuneration	Years of Service
	15	20	25	30
$125,000	$19,920	$26,560	$33,200	$39,840
150,000	23,670	31,560	39,450	47,340
175,000	27,420	36,560	45,700	54,840
200,000	31,170	41,560	51,950	62,340
225,000	31,170	41,560	51,950	62,340
250,000	31,170	41,560	51,950	62,340
300,000	31,170	41,560	51,950	62,340
400,000	31,170	41,560	51,950	62,340
450,000	31,170	41,560	51,950	62,340
500,000	31,170	41,560	51,950	62,340

(1)	This table assumes: (a) remuneration is latest five-year average annual salary, (b) retirement is at age 65 or later and (c) no joint and survivor option is elected.

The Pension Plan is a tax qualified defined benefit plan and is subject to certain maximum benefit provisions. The Pension Plan benefit formula is equal to:

(a)	1% of the employee’s final average compensation for the last five years of benefit service not to exceed $200,000 for 2003, less $6,600, multiplied by the employee’s years of credited service (not to exceed 30 years), plus

(b)	$144 multiplied by the employee’s years of credited service (not to exceed 30 years).

The compensation utilized in the Pension Plan formula includes base pay and does not consider bonuses, including those bonuses reflected in the Summary Compensation Table. As of December 31, 2003, the years of credited service for each of the Named Executive Officers are as follows: Mr. Aramini: 4 years; Mr. Lee: 4 years; Ms. Sewell: 4 years; Mr. Wildhagen: 3 years; and Mr. Chrisman: 1 year. Pension Plan benefits are not subject to deduction for Social Security or other offset amounts.

Compensation Plans

On November 2, 1990, the Board adopted a 401(k) Savings Plan for employees of the Company and its subsidiaries effective October 1, 1990 (the “401(k) Plan”), which is qualified under Subsection 401(k) of the Internal Revenue Code. All employees of the Company and its subsidiaries who (i) are not covered by any collective bargaining agreement and (ii) have attained age 21, may join the 401(k) Plan. The 401(k) Plan allows employees to defer some of their pre-tax income by investing in the 401(k) Plan. Deferred amounts representing up to 15% of compensation per year (in 2003 not to exceed $12,000 for employees under the age of 50, and $14,000 for employees aged 50 and above) can be deposited in the 401(k) Plan where they may earn income tax-free until distribution. Although the 401(k) Plan allows for matching contributions by the Company, as of the date of this Proxy Statement, matching contributions have only been made to the employees of Pemco Engineers, Inc. pursuant to the collective bargaining agreement between the Company and the United Automobile, Aerospace, and Agricultural Implement Workers of America. An administrative committee composed of four employees of the Company currently administers the 401(k) Plan. Directors who are not also employees of the Company are not eligible to participate in the 401(k) Plan.

Employment Contracts

Pursuant to an agreement effective January 1, 2000, as amended and restated as of May 3, 2002 and as further amended as of May 13, 2003 (the “Employment Agreement”), Ronald A. Aramini became President and Chief Executive Officer of the Company. The Employment Agreement covers the period from January 1, 2000 until December 31, 2007 (the “Employment Period”).

The Employment Agreement provides for an annual base salary of $250,000, with the base salary to be reviewed by the Company in its discretion from time to time. Mr. Aramini is entitled to an annual bonus that could permit him to earn up to 175% of his base salary depending on the operating profits of the Company and the performance of Mr. Aramini. The Employment Agreement originally granted Mr. Aramini options to purchase 100,000 shares of the Company’s Common Stock, 20% of which vested immediately and the remainder vest at the rate of 20% per year. Under the terms of the amendment and restatement to the Employment Agreement dated May 3, 2002, Mr. Aramini was granted additional options to purchase 20,000 shares of Common Stock, which options vest on January 1, 2005. Under the terms of an amendment entered into as of May 13, 2003, Mr. Aramini was granted additional options to purchase 40,000 shares of Common Stock, which options vest at a rate of 20,000 shares per year on each of January 1, 2006 and January 1, 2007. Mr. Aramini is also entitled to vacation, employee benefits under the Company’s employee benefits plans, an annual car and housing allowance, and a household improvement allowance in conjunction with his move to the Birmingham, Alabama area.

Under the Employment Agreement, Mr. Aramini is entitled to various amounts on the termination of his employment. In the event Mr. Aramini is terminated without cause, he is entitled to receive his base salary and employee benefits until the earliest of (i) twenty-four months following the date of termination, (ii) the expiration of the Employment Period or (iii) the date Mr. Aramini becomes eligible to receive such salary and benefits from some other source (determined on a benefit-by-benefit basis). In addition, in the event Mr. Aramini is terminated without cause or if a change in control of the Company occurs, any unvested stock options will immediately vest. If Mr. Aramini is terminated with cause, he is entitled to receive his base salary and accrued vacation through the date of his termination.

As of May 3, 2002, the Company and Mr. Aramini entered into an executive deferred compensation agreement and an associated “rabbi trust.” The agreement provides for an initial lump-sum contribution of $562,140 to the trust. For each of the 2002, 2003, 2004, and 2005 full calendar years of employment, the agreement provides for Company lump sum trust contributions of $287,820, $308,560, $296,000 and $324,240, respectively, following year-end. On May 16, 2003, the Company and Mr. Aramini amended the executive deferred compensation agreement to, among other things, provide for Company lump sum trust contributions for each of the 2006 and 2007 full calendar years of employment of $359,861 and $380,326, respectively. Company contributions to the trust are invested by the trustee and are to be disbursed to Mr. Aramini in accordance with the terms of the agreement; however, funds are subject to the claims of Company creditors until distributed per the agreement. The agreement provides for the distribution to Mr. Aramini of the funds held by the trust upon the termination of his employment other than for cause. Termination after a change in control of the Company is, under the agreement, a termination other than for cause. Finally, the agreement provides for the distribution of trust funds to a beneficiary upon Mr. Aramini’s death prior to distribution to him.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is responsible for administering the Company’s compensation policies and practices and approves all elements of compensation for executive officers. Set forth below in full is the Report of the Compensation Committee regarding the compensation paid by the Company to its executive officers during 2003.

Compensation Philosophy

In determining the compensation payable to the Company’s executive officers, the Compensation Committee seeks to achieve the following objectives:

•	Motivate executives to achieve the goals set forth in the Company’s annual business plan,

•	Focus executives on achieving predetermined individual and team goals that complement the annual business plan,

•	Provide the opportunity for executives to earn highly competitive compensation in a cost effective manner, and

•	Create a common interest between executive officers and the Company’s stockholders through the use of stock options that link a portion of each executive officer’s compensation to the value of the Common Stock.

Compensation Program

During 2003, the Company continued its comprehensive compensation program that was fully implemented in 2001, which recognizes both short and long-term performance (the “Program”). The Program defines the process and standards for awarding both cash awards, and, to a select number of key executives, stock option awards, to recognize long-term objectives. The Program targets management as well as selected key contributors of the Company’s business units. The Program is based upon the following target award concepts:

•	Short-Term Compensation:

•	Participants are eligible for a target annual incentive to be paid in cash that is expressed as a percentage of base salary. In 2003, the incentive was based 70% on Company financial performance and 30% on personal goal achievement;

•	Incentive award size will be generally consistent with competitive pay levels for each organizational level and will reflect internal value to the Company; and

•	Assuming the Company’s threshold performance levels are achieved, target incentive awards will be adjusted based on the Company’s performance versus corporate goals and on individual performance versus individual or team goals.

•	Long-Term Compensation:

•	Each year a select number of executives may receive stock options, which vest over a period determined by the Compensation Committee.

Other Compensation Committee Activities

As the Company’s executive management and staff have been enhanced, the Compensation Committee has been active with the Board and Chief Executive Officer to review all compensation offers made to key executives to ensure consistency with the guidelines of the Program.

On March 1, 2004, the Compensation Committee met with the President and Chief Executive Officer to review recommendations and approve short and long-term compensation awards based on the Company’s 2003 performance.

Compensation of Chief Executive Officer

Mr. Ronald A. Aramini was hired as President and Chief Executive Officer of the Company effective January 1, 2000. Based on Mr. Aramini’s personal performance during 2002 and the overall achievements of the Company in meeting key objectives, the Compensation Committee raised Mr. Aramini’s annual salary to $323,833 for 2003 and awarded him options for 30,000 shares of common stock. Mr. Aramini was awarded additional options for 40,000 shares of common stock in connection with the extension of Mr. Aramini’s Employment Agreement with the Company in May 2003. Mr. Aramini’s bonus paid in 2003 was awarded based on the achievement by the Company during 2002 of certain EBIT goals set by the Compensation Committee.

Deductibility of Compensation in Excess of $1 Million Per Year

Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. For 2004, the Company does not anticipate that there will be nondeductible compensation for the Company positions in question. The Compensation Committee plans to continue to review the matter for 2004 and future years in order to determine the extent of possible modification to the Company’s compensation arrangements.

Compensation Committee:

Harold T. “Skip” Bowling

Thomas C. Richards

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on the Common Stock, Standard & Poor’s 500 Stock Index, Standard & Poor’s Aerospace/Defense Stock Index and Standard & Poor’s Airline Stock Index as prepared by Standard & Poor’s Compustat-Custom Business Unit. The graph assumes that $100 was invested in each security/market index on December 31, 1998 and calculates the return through December 31, 2003, assuming all dividends are reinvested. The stock price of the Common Stock on the following graph is not necessarily indicative of future stock price performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Management

On April 23, 2002, the Company loaned Mr. Aramini, its President and Chief Executive Officer, $425,000 under the terms of a Promissory Note. The Promissory Note carries a fixed interest rate of 5% per annum and is payable within 60 days of Mr. Aramini’s termination of employment with the Company. As of April 9, 2004, the total outstanding principal and accrued interest on the Promissory Note was $460,416.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of the Common Stock as of April 9, 2004 by (i) the Named Executive Officers, directors and nominees for director, (ii) all of the Company’s executive officers and directors as a group and (iii) all other stockholders known by the Company to own beneficially more than five percent of the Common Stock.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percent Beneficially Owned (%)(3)
Michael E. Tennenbaum	1,099,799	(4)	26.6%
Tennenbaum & Co., LLC	1,004,955	(5)	24.8%
Tennenbaum Capital Partners, LLC.	1,004,955	(6)	24.8%
David L. Babson & Company Inc.	1,000,000	(7)	24.7%
MassMutual Life Insurance Company.	1,000,000	(7)	24.7%
Hovan Capital Management, LLC	400,150		9.9%
Rustic Canyon Ventures, L.P.	300,000		7.4%
Peter Thiel	415,000		10.3%
Ronald A. Aramini	163,750		3.9%
Mark K. Holdsworth	142,064	(8)	3.4%
Thomas C. Richards	119,594		2.9%
Harold T. “Skip” Bowling	94,498		2.3%
John R. Lee	58,000		1.3%
Ronald W. Yates	48,708		1.2%
Doris K. Sewell	28,000		*
Robert E. Joyal	13,333		*
Eric L. Wildhagen	10,950		*
Hal Chrisman	1,250		*

All Executive Officers, Directors and Director Nominees as a group (11 persons)	2,779,946		57.7%

*	Less than 1%
(1)	The address for Michael E. Tennenbaum, Tennenbaum & Co., LLC (“TCO”) and Tennenbaum Capital Partners, LLC (“TCP”) is 11100 Santa Monica Boulevard, Suite 210, Los Angeles, California 90025. The address for David L. Babson & Company, Inc. (“Babson”), and Robert Joyal is 1500 Main Street, Springfield, Massachusetts 01115. The address for Massachusetts Mutual Life Insurance Company (“MassMutual Insurance”) is 1295 State Street, Springfield, Massachusetts 01111. The address for Hovan Capital Management, LLC is 81 Beach Road, Belvedere, California 94920. The address for Rustic Canyon Ventures, L.P. is 220 West First Street, 6th Floor, Los Angeles, California 90012. The address for Peter Thiel is 3000 Sand Hill Road, Building 1, Suite 250, Menlo Park, California 94025.
(2)	Includes the following shares issuable upon the exercise of outstanding stock options which are exercisable within 60 days of April 9, 2004 (“Option Shares”): Mr. Tennenbaum 94,844 Option Shares; General Richards 119,594 Option Shares; Mr. Aramini 163,750 Option Shares; Mr. Holdsworth 94,844 Option Shares; Mr. Bowling 94,498 Option Shares; Mr. Lee 58,000 Option Shares; General Yates 48,708 Option Shares; Ms. Sewell 28,000 Option Shares; Mr. Joyal 13,333 Option Shares; and Mr. Chrisman 1,250 Option Shares. Beneficial ownership of stockholders with more than 5% beneficial ownership of the Common Stock of the Company has been determined by the Company from the most recent filings as of April 9, 2004 made by such stockholders with the SEC under Section 13 of the Exchange Act.
(3)	Percentage of ownership is based on 4,045,402 shares of Company Common Stock outstanding as of April 9, 2004. In the case of persons who possess outstanding stock options, percentage of ownership is based on 4,045,402 shares of Company Common Stock outstanding as of April 9, 2004 and the number of shares underlying options held by such persons exercisable within 60 days from said date.

(4)	Mr. Tennenbaum may be deemed to beneficially own 1,099,799 shares of the Company’s Common Stock which includes 456,809 shares which he has shared voting and dispositive power with TCP, SVIM/MSM, LLC (“SVIM/MSM”) and TCO, 215,211 shares which he has shared voting and dispositive power with TCP, SVIM/MSM II, LLC (“SVIM/MSM II”) and TCO, 3,730 shares which he has shared voting and dispositive power with TCP, TCO, and a separate account managed by TCP, 329,205 shares which he has shared voting and dispositive power with TCP and TCO, and 94,844 shares issuable to Mr. Tennenbaum upon the exercise of outstanding stock options that are exercisable within 60 days of April 9, 2004.
(5)	TCO may be deemed to beneficially own 1,004,955 shares of the Company’s Common Stock, which includes 456,809 shares which it has shared voting and dispositive power with TCP, SVIM/MSM and Mr. Tennenbaum, 215,211 shares which it has shared voting and dispositive power with TCP, SVIM/MSM II and Mr. Tennenbaum, 3,730 shares which it has shared voting and dispositive power with TCP, Mr. Tennenbaum and a separate account managed by TCP, and 329,205 shares which it has shared voting and dispositive power with TCP and Mr. Tennenbaum.
(6)	TCP may be deemed to beneficially own 1,004,955 shares of the Company’s Common Stock, which includes 456,809 shares which it has shared voting and dispositive power with TCO, SVIM/MSM and Mr. Tennenbaum, 215,211 shares which it has shared voting and dispositive power with TCO, SVIM/MSM II and Mr. Tennenbaum, 3,730 shares which it has shared voting and dispositive power with TCO, Mr. Tennenbaum and a separate account managed by TCP, and 329,205 shares which it has shared voting and dispositive power with TCO and Mr. Tennenbaum.
(7)	Includes 150,000 shares owned by MassMutual High Yield Partners, LLC (“Mass Mutual High Yield”), 92,900 shares owned by Tower Square Capital Partners, L.P. (“Town Square”) and 3,652 shares owned by TSCP Selective, L.P. (“TSCP”) as to which Babson, Robert E. Joyal (as President of Babson) and MassMutual Insurance, share voting and dispositive power, and as to which Babson and MassMutual Insurance disclaim beneficial ownership. MassMutual Insurance claims beneficial ownership of 753,448 shares, as to which Babson disclaims beneficial ownership. Babson provides investment advice to MassMutual Insurance, Tower Square and TSCP pursuant to advisory agreements with those entities and to MassMutual High Yield, pursuant to authority delegated by MassMutual Insurance. Mr. Joyal disclaims beneficial ownership of the 1,000,000 shares described in this footnote.
(8)	Includes 47,220 shares owned by the Holdsworth Family Living Trust and 94,844 shares issuable to Mr. Holdsworth upon the exercise of outstanding stock options that are exercisable within 60 days of April 9, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of ten percent or more of the Common Stock (“Reporting Persons”) are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Common Stock. Based solely on its review of such forms received by it, the Company believes that all filing requirements applicable to its directors, executive officers and beneficial owners of ten percent or more of the Common Stock were complied with during 2003.

PROPOSAL 2

APPROVAL OF THE OMNIBUS INCENTIVE PLAN

The Compensation Committee (the “Committee”) and the Board of Directors unanimously adopted the Omnibus Incentive Plan (the “Plan”) subject to approval by shareholders. Currently, the Committee can authorize grants of stock options, reload stock options, stock appreciation rights (SARs), stock grants and grants to outside directors under the Nonqualified Stock Option Plan (the “NQSO Plan”). However, the NQSO Plan does not provide the Committee with the ability to grant other awards such as restricted stock units, performance units, performance shares, other stock-based awards, or cash-based awards. In addition, the Company does not currently qualify its annual plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. The Plan will replace the NQSO Plan and thus, will broaden the array of equity alternatives available to the Committee when designing compensation incentives. In addition, Awards under the Plan can satisfy the requirements of Section 162(m). The Committee believes that long-term incentives provide important medium- and long-term incentives for directors, officers, employees, and third party service providers to achieve Pemco Aviation Group, Inc.’s strategic business plan. The Committee also believes that long-term incentives consistent with those available to other leading aerospace companies are required for the Company to compete for, motivate, and retain high-quality directors, executives, employees, and third party service providers.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes cast at the meeting will be required to approve the Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum but not counted for any purpose in determining whether this proposal has been approved

The Board unanimously recommends a vote “FOR” the approval of the Plan.

Summary of the Plan

The purpose of the Plan is to provide a means whereby the Committee may award incentives to employees, directors, and third party service providers to promote the financial success and progress of the Company. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become employees or serve as directors or third party service providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. The Plan will become effective upon stockholder approval and will terminate ten years later unless sooner terminated. A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix B.

Plan and Participant Share Limits

The maximum number of shares of common stock issuable under the Plan is one million five hundred sixty thousand forty-eight (1,560,048) shares. This includes no new shares and 628,253 shares that remain available under the NQSO Plan and any of the 931,795 shares subject to outstanding awards under the NQSO Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). If the Plan is approved by shareholders, no additional awards will be made after the date of approval under the NQSO Plan.

Shares are counted against the authorization only to the extent they are actually issued. Thus, shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant. Also, if the option price or tax withholding requirements of any award are satisfied by tendering shares to the Company, or if an SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the Plan. The maximum number of shares shall not be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares, or other stock-based awards.

The Plan also imposes annual per-participant award limits, starting with calendar year 2004. The maximum number of shares of common stock for which stock options may be granted to any person in any calendar year is 100,000. The maximum number of shares of common subject to SARs granted to any person in any calendar year is 100,000. The maximum aggregate grant to any person in any calendar year of restricted stock or restricted stock units is 75,000 shares. The maximum aggregate grant to any person in any calendar year of performance units or performance shares is the value of 75,000 shares determined as of the date of vesting or payout, as applicable. The maximum aggregate grant to any person in any calendar year of cash-based awards is one million five hundred thousand dollars ($1,500,000). The maximum aggregate grant to any person in any calendar year stock-based awards is 75,000 shares.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Committee may also make adjustments to reflect unusual or nonrecurring events.

Administration

The Committee is responsible for administering the Plan and has the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Committee made under the Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Committee may also delegate to one or more Company officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) and third party service providers to be recipients of awards.

Eligibility

Employees, nonemployee directors, and third party service providers of Pemco Aviation Group, Inc. and its subsidiaries who are selected by the Committee are eligible to participate in the plan. There are currently approximately 17 eligible employees, 6 eligible nonemployee directors, and no eligible third party service providers.

Stock Options

The Committee may grant both incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”) under the Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options cannot be less than the fair market value of the common stock on the date of grant; however, the exercise price can be established at a premium to the fair market value of the stock on the date of grant or can be indexed to the fair market value of the stock on the date of grant, except in the case of an ISO, in which case the exercise price cannot be less than one hundred percent (100%) of the fair market value of the stock on the date of grant (110% if the recipient is a 10% stockholder). The latest expiration date cannot be later then the tenth (10th) anniversary of the date of grant (for an ISO, the 5th anniversary of the date of grant if the recipient is a 10% stockholder). Fair market value under the Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Committee, including by means of a broker-assisted exercise. The Committee may substitute SARs for outstanding stock options if Pemco Aviation Group, Inc. ceases to account for equity compensation under APB Opinion No. 25 and begins to recognize a compensation expense for such compensation under FAS 123 or a successor standard.

Stock Appreciation Rights

The Committee may grant SARs under the Plan either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of the common stock at the time of grant; however, SARs can be granted with a grant price that is greater than the fair market value of the stock on the date of grant or that is indexed to the fair market value of the stock on the date of grant. The grant price of a SAR granted in tandem with a stock option will be the same as the option price of the option. SARs cannot be exercised later then the tenth (10th) anniversary of the date of grant.

Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from Pemco Aviation Group, Inc. cash, shares of common stock, or a combination, as determined by the Committee, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.

Restricted Stock and Restricted Stock Units

The Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

Performance Unit and Performance Share Awards

Performance unit and performance share awards may be granted under the Plan. Performance unit awards will have an initial value that is determined by the Committee. Performance shares will have an initial value that is based on the fair market value of the stock on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards and any other awards granted under the Plan that are intended to constitute “qualified performance-based compensation” for purposes of Section 162(m) will be based upon one or more of the following:

•	Net earnings or net income (before or after taxes);

•	Earnings per share;

•	Net sales growth;

•	Net operating profit;

•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

•	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

•	Earnings before or after taxes, interest, depreciation, and/or amortization;

•	Gross or operating margins;

•	Productivity ratios;

•	Share price (including, but limited to, growth measures and total shareholder return);

•	Expense targets;

•	Margins;

•	Operating efficiency;

•	Market share;

•	Customer satisfaction;

•	Working capital targets; and

•	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

EVA® is a registered trademark of Stern Stewart & Co.

The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion of financial condition and results of operations appearing in Pemco Aviation Group, Inc.’s annual report to shareholders for the applicable year; acquisitions or divestitures, and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

Cash-Based Awards

The Committee may grant cash-based awards under the Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are not inconsistent with the terms of the Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Committee’s discretion, either in cash or by the delivery of shares of common stock.

Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted stock, restricted stock units, or performance shares. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Dividend Equivalents

The Committee may provide for the payment of dividend equivalents with respect to any shares of common stock subject to an award that have not actually been issued under the award.

Deferrals

The Committee may require or permit a participant to defer the receipt of cash or shares pursuant to any awards under the Plan.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder’s employment with or service for Pemco Aviation Group, Inc., its affiliates, or subsidiaries, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Additional Provisions

Neither ISOs nor, except as the Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an ISO and, except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

If provided in the award agreement, a participant’s rights to an award may be subject to a participant agreeing to not compete with Pemco Aviation Group, Inc. or any of its subsidiaries, and may not solicit away Pemco Aviation Group, Inc.’s business or employees. In addition, participants may be subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by Pemco Aviation Group, Inc. of gain realized under an award.

Treatment of Awards Upon a Change of Control and Related Transactions

Unless an Award Agreement provides for different treatment, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, or other reorganization, liquidation, or otherwise, other than any transaction pursuant to which the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent (50%) of the total outstanding equity securities of the surviving entity immediately after the consummation of the transaction, then the Committee in its sole discretion may accelerate the vesting and/or exercisability of or waive the restrictions on any outstanding Awards issued under the Plan upon consummation of such transaction or at such other times and upon satisfaction of such conditions as the Committee may determine.

Amendment of Awards or Plan and Adjustment of Awards

The Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part. No amendment of the Plan will be made without shareholder approval if shareholder approval is required by law, regulation or exchange rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the Plan.

Awards for Non-U.S. Employees

To comply with the laws in other countries in which Pemco Aviation Group, Inc. or its subsidiaries operate or may operate or have employees, directors, or third-party service providers, the Committee may establish subplans under the Plan and modify the terms of the awards made to such employees and directors.

New Plan Benefits

The future benefits or amounts that would be received under the Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

Federal Tax Effects

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With some exceptions, a disposition of shares purchased under an ISO within two (2) years from the date of grant or within one (1) year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. For employee optionees, the same amount is deductible by Pemco Aviation Group, Inc. as compensation, provided that income taxes are withheld from the employee. Any additional gain recognized in the disposition is treated as a capital gain for which Pemco Aviation Group, Inc. is not entitled to a deduction.

NQSOs. In general, in the case of a NQSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. For employee optionees, the same amount is deductible by Pemco Aviation Group, Inc. as compensation, provided that income taxes are withheld from the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Pemco Aviation Group, Inc. is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Other. Awards under the Plan may be subject to tax withholding. Where an award results in income subject to withholding, Pemco Aviation Group, Inc. may require the participant to remit the necessary taxes to Pemco Aviation Group, Inc. If the Committee approves, participants may satisfy their tax withholding requirements by causing shares of common stock to be withheld.

In general, under Section l62(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the Plan may be subject to this deduction limit. However, under Section l62(m) of the Code, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. The Plan has been designed so that the Committee in its discretion may grant qualifying exempt performance-based awards under the Plan.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional twenty percent (20%) federal tax and may be nondeductible to the corporation.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

General

The Board of Directors of the Company, based on the recommendation of its Audit Committee, has selected Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent auditor for the current year. The Audit Committee considered the provision of non-audit services by Ernst & Young in its determination regarding Ernst & Young’s independence. It is expected that a representative of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he so desires.

On July 8, 2002, the Company’s Board of Directors, based on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP (“Andersen”) as the Company’s independent auditor and engaged Ernst & Young to serve as its independent auditor for the 2002 fiscal year effective July 8, 2002. Ernst & Young has audited the financial statements of the Company for the year ended December 31, 2002.

The reports of Andersen on the Company’s financial statements for the two fiscal years preceding Andersen’s dismissal, which ended December 31, 2001 and 2000 respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000, and during the interim period from January 1, 2002 through July 7, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter in their report. During the fiscal years ended December 31, 2001 and 2000, and during the interim period from January 1, 2002 through July 7, 2002, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC).

During the Company’s fiscal years ended December 31, 2001 and 2000, and during the interim period from January 1, 2002 through July 7, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K promulgated by the SEC.

The following table provides information relating to the fees billed by Ernst & Young during the fiscal year ended December 31, 2003 and by Ernst & Young and Andersen during the fiscal year ended December 31, 2002.

	2003		2002
Audit Fees	$1,543,879		$184,341
Audit Related Fees	29,000	(1)	$155,342	(2)
Tax Fees	59,576		$120,601	(3)
Other Fees	-0-		$-0-
TOTAL	$1,632,455		$460,284

(1)	Audit related fees for 2003 include Sarbanes-Oxley assistance.
(2)	Audit related fees consist of $119,342 paid to Ernst & Young, which includes the Employee Benefit Plan audits and an Information Technology security assessment. In addition, there were audit related fees paid to Andersen in 2002 of $36,000 for Benefit Plan Audits.
(3)	The tax fees for 2002 consist of $62,275 paid to Andersen and $58,326 paid to Ernst & Young.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the Company’s independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. There are no exceptions to the policy of securing pre-approval of the Audit Committee for any service provided by the Company’s independent accounting firm.

AUDIT COMMITTEE REPORT

The Audit Committee hereby submits the following report:

•	We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

•	We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board’s Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the auditors the auditors’ independence.

•	We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committee, as currently in effect.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. It should be noted that management is responsible for the Company’s financial reporting process including its system of internal control, and of the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Audit Committee:

Robert E. Joyal

Thomas C. Richards

Ronald W. Yates

DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company by December 28, 2004 to be considered for inclusion in the Company’s proxy statement relating to such meeting.

The Company’s Bylaws require stockholders to give the Company advance notice of any proposal or director nomination to be submitted at any meeting of stockholders. The Bylaws prescribe the information to be included in such notice. In accordance with the Company’s Bylaws, a stockholder must notify the Company after February 15, 2005 and before March 16, 2005 of a proposal for the 2005 Annual Meeting which the stockholder intends to present other than by inclusion in the Company’s proxy material. If the Company does not receive such notice after February 15, 2005 and prior to March 16, 2005, proxies solicited by the Board of Directors of the Company will confer discretionary authority to vote upon any such matter. Any proposal must be submitted in writing by Certified Mail, Return Receipt Requested, to Pemco Aviation Group, Inc., Attention: Secretary, 1943 North 50th Street, Birmingham, Alabama 35212.

ANNUAL REPORT TO STOCKHOLDERS

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SEC, IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT ON FORM 10-K IS NOT SO INCLUDED, PLEASE ADDRESS NOTIFICATION TO PEMCO AVIATION GROUP, INC., ATTENTION: VICE PRESIDENT - LEGAL AND CORPORATE AFFAIRS, 1943 NORTH 50th STREET, BIRMINGHAM, ALABAMA 35212.

OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald A. Aramini
President and Chief Executive Officer

Birmingham, Alabama

April 26, 2004

APPENDIX A

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

of the Audit Committee of Pemco Aviation Group, Inc.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Pemco Aviation Group, Inc. (the “Company”) on April 21, 2004.

I. Purpose

The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts, including both (A) the Company’s internal auditor, internal auditor support staff or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services (collectively, the “internal auditor”) and (B) the Company’s independent auditor from which the Committee receives information and (ii) absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclosure in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the NASDAQ Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

Interaction with the Independent Auditor

1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to and ratified by the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The independent auditor shall prepare and deliver, and the Committee shall review, a report describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) At least annually, the independent auditor shall prepare and deliver, and the Committee shall review, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Company shall obtain, and the Committee review, confirmation from the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4. Meetings with Management, the Independent Auditor and the Internal Auditor.

(i) The Company shall arrange for the Committee to meet privately with each of management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Company shall identify, and the Committee shall review and discuss with management and the independent auditor, each of the following: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Company shall prepare and distribute, and the Committee shall review and discuss with management and the independent auditor, the annual and quarterly audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5. Separate Meetings with the Independent Auditor.

(i) The Company shall request that the independent auditor identify, and the Committee shall review with the independent auditor, any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Company shall obtain, and the Committee shall review with the independent auditor, assurances by the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Company shall direct the independent auditor to provide to the Committee, and the Committee shall review and discuss with the independent auditor, the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Company shall direct the independent auditor to discuss on a quarterly basis with the Committee the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7. Meetings with Management, the Independent Auditor and the Internal Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Internal Audit

8. Appointment and Compensation. The internal auditor shall report directly to the Committee for all matters other than day-to-day administrative matters, for which the internal auditor shall work with the management of the Company. With respect to the internal auditor, the Committee shall initiate and terminate employment, review the audit plan, evaluate performance and determine compensation (in consultation with one or more members of the Compensation Committee of the Company).

9. Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The internal auditor shall report to the Committee, and the Committee shall discuss with the internal auditor, on any matters that may be pertinent to the Committee’s duties and oversight function, including reports regarding: (i) any significant matters reported to management by the internal auditor and any responses from management; (ii) any matters previously identified by the independent auditor or the internal auditor for review by management; (iii) quality and adequacy of the Company’s disclosure controls and procedures; (iv) quality and adequacy of the Company’s internal control over financial reporting; (v) plans, activities, staffing and effectiveness of the internal auditor; (vi) the audit risk assessment process, scope of the internal audit plan and coordination with the independent auditor; (vii) the status of findings and recommendations of the internal auditor and management’s responses; and (viii) the audit of expense reports and other expenditures approved by management.

Other Powers and Responsibilities

10. Management shall present to the Committee, and the Committee shall discuss with management and the independent auditor, the Company’s earnings press releases (with particular focus on any non-GAAP financial measures), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance; provided, however, that management shall, in advance of each quarterly earnings release, present such quarterly earnings release to the Committee for its review and discussion thereof with management and the independent auditor in accordance herewith.

11. The Company’s General Counsel (or any other member of management, as applicable) shall present to the Committee, and the Committee shall review, all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

12. Management shall identify to the Committee, and the Committee shall discuss with management and the independent auditor, any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

13. With respect to any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements, the Committee shall discuss such matters with the Company’s General Counsel or outside counsel.

14. On a quarterly basis, the Company and the independent auditor will provide, and the Committee shall review, assurances from management and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions and related issues regarding accounting treatment under FASB Interpretation No. 46, Consolidation of Variable Interest Entities.

15. On a quarterly basis, management shall report to the Committee regarding the Company’s policies with respect to risk assessment and risk management, identify the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

16. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

17. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Regulation S-K, for inclusion in each of the Company’s annual proxy statements.

18. At the next meeting of the Board of Directors after each meeting of the Committee, the Chair of the Committee shall on behalf of the Committee report to, and review with, the Board any issues that arise with respect to the Company’s financial statements, the Company’s compliance with legal or regulatory requirements related to the financial statements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

19. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

20. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

APPENDIX B

OMNIBUS INCENTIVE PLAN

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. Pemco Aviation Group, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Pemco Aviation Group, Inc. Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards.

The Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan. The purpose of the Plan is to provide incentives for Employees, Directors, and Third Party Service Providers to promote the financial success and progress of the Company by granting such persons Awards in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards, and Other Stock-Based Awards.

1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3	“Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4	“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6	“Cash-Based Award” means an Award granted to a Participant as described in Section 10.1 and Article 10.

2.7	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.8	“Committee” means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.9	“Company” means Pemco Aviation Group, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.10	“Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

2.11	“Director” means any individual who is a member of the Board of Directors of the Company.

2.12	“Effective Date” has the meaning set forth in Section 1.1.

2.13	“Employee” means any employee of the Company, its Affiliates, and/or Subsidiaries.

2.14	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15	“Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share quoted through the National Association of Securities Dealers’ Automatic Quotation (“NASDAQ”) National Market System or other established stock exchange (or exchanges) on the applicable date, the preceding trading days the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.16	“Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.17	“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.18	“Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.19	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.20	“Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.21	“Nonemployee Director” means a Director who is not an Employee.

2.22	“Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.23	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.24	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.25	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.26	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Section 10.2 and Article 10.

2.27	“Participant” means any eligible person as set forth in Article 5 to whom an Award is granted.

2.28	“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.29	“Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.30	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.31	“Performance Share” means an Award granted to a Participant, as described in Article 9.

2.32	“Performance Unit” means an Award granted to a Participant, as described in Article 9.

2.33	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.34	“Plan” means the Pemco Aviation Group, Inc. Omnibus Incentive Plan.

2.35	“Plan Year” means the Company’s fiscal year.

2.36	“Prior Plan” means the Pemco Aviation Group, Inc. Nonqualified Stock Option Plan, as amended and restated.

2.37	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.38	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.39	“Share” means a share of common stock of the Company, $0.0001 par value per share.

2.40	“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.41	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise; provided, however, with respect to ISOs, the term “Subsidiary” shall refer only to corporations.

2.42	“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.43	“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board and the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 18, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider or Awards which are intended to be Performance Based Compensation; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards.

(a)	Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be equal to the sum of (i) and (ii), up to an aggregate maximum of one million five hundred sixty thousand forty-eight (1,560,048) Shares:

(i)	628,253 Shares not issued or subject to outstanding awards under the Company’s Prior Plan as of the Effective Date; plus

(ii)	Any Shares subject to the 931,795 outstanding awards as of the Effective Date under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares).

(b)	Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs and NQSOs shall be:

(i)	One million five hundred sixty thousand forty-eight (1,560,048) Shares that may be issued pursuant to Awards in the form of ISOs; and

(ii)	One million five hundred sixty thousand forty-eight (1,560,048) Shares that may be issued pursuant to Awards in the form of NQSOs.

(c)	Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of shares that may be issued to Nonemployee Directors shall be four hundred fifty thousand (450,000) Shares, and no Nonemployee Director may receive Awards subject to more than twenty-five thousand (25,000) Shares in any Plan Year.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be one hundred thousand (100,000).

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be one hundred thousand (100,000).

(c)	Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be seventy-five thousand (75,000).

(d)	Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be seventy-five thousand (75,000) Shares, or equal to the value of seventy-five thousand (75,000) Shares determined as of the date of vesting or payout, as applicable.

(e)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed one million five hundred thousand dollars ($1,500,000).

(f)	Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be seventy-five thousand (75,000).

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or Subsidiary corporation (as permitted by Section 422 of the Code and the regulations thereunder).

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 Transferability of Options.

(a)	Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

(b)	Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.11. Substituting SARs. Only in the event the Company is not accounting for equity compensation under APB Opinion No. 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Stock (or SARs paid in Stock or cash at the Committee’s discretion) for outstanding Options; provided, the terms of the substituted Stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company’s auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Pemco Aviation Group, Inc. Omnibus Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Pemco Aviation Group, Inc.

8.6 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11. Performance Measures

11.1 Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market shares;

(o)	Customer satisfaction;

(p)	Working capital targets; and

(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Nonemployee Director Awards

All grants of Awards to Nonemployee Directors shall be determined by the Board or Committee on a nondiscriminatory basis.

Article 13. Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.

Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 14. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 15. Deferrals

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 16. Rights of Participants

16.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change of Control

Unless otherwise set forth in an Award Agreement, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, or other reorganization, liquidation, or otherwise other than pursuant to any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of such merger or other reorganization will own at least fifty percent (50%) of the total outstanding equity securities of the surviving entity (whether the Company or some other entity, including any parent entity of the Company or its survivor) immediately after the consummation of such merger or other reorganization (each a “Transaction”), the Committee in its sole discretion may accelerate the vesting and/or exercisability of or waive any restrictions applicable to any Award granted pursuant to the Plan upon consummation of the Transaction or at such other time and subject to satisfaction of such other conditions as the Committee may determine.

Article 18. Amendment, Modification, Suspension, and Termination

18.1 Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Sections 4.4 and 6.11, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, no such amendment can be made if it would result in the repricing of an Option or SAR without shareholder approval. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

18.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 19. Withholding

19.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21. General Provisions

21.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	Any amounts payable to Participants under this Plan shall be subject to forfeiture as and to the extent provided in Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law.

21.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8 Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Employee, Directors, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

21.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

21.14 Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.15 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.16 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

Proxy—Pemco Aviation Group, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2004

The undersigned stockholder of Pemco Aviation Group, Inc., a Delaware corporation (the “Company”), hereby appoints Robert E. Joyal and Mark K. Holdsworth, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company’s stockholders to be held on May 18, 2004 at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the annual meeting with all powers possessed by the undersigned if personally present at the annual meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

• Call toll free 1-866-463-1147 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the simple instructions provided by the recorded message.

To vote using the Internet

• Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Daylight Time, on May 12, 2004. THANK YOU FOR VOTING

Pemco Aviation Group, Inc.

MR A SAMPLE

DESIGNATION (IF ANY)

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ADD 2

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Annual Meeting Proxy Card

A Election of Directors

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

For Withhold

01—Ronald A. Aramini

02—Harold T. “Skip” Bowling

03—Ronald W. Yates

B Proposal

The Board of Directors recommends a vote FOR the following proposal.

For Against Abstain

2. To approve the Omnibus Incentive Plan as described in the Notice of Annual Meeting and the accompanying Proxy Statement.

C Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature 1—Please keep signature within the box

Signature 2—Please keep signature within the box

Date (mm/dd/yyyy)